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                                                                    Exhibit 10.4



                   SECOND AMENDMENT TO MORTGAGE LOAN AGREEMENT


         THIS SECOND AMENDMENT TO MORTGAGE LOAN AGREEMENT (the "Second Amendment") is entered into effective as of the 30th day of September, 1998 by PRECISION RESPONSE CORPORATION (as "Borrower"), and NATIONSBANK, N.A., as Bank under that certain Mortgage Loan Agreement dated May 29, 1998 ("NationsBank").


                              W I T N E S S E T H:


         WHEREAS, that certain Mortgage Loan Agreement (the "Mortgage Loan Agreement") was executed as of May 29, 1998 by Borrower and NationsBank; and

         WHEREAS, the Mortgage Loan Agreement was modified by First Amendment dated as of June 30, 1998; and

         WHEREAS, the parties desire to further modify the Mortgage Loan Agreement as set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby modify the Mortgage Loan Agreement as follows:

         1. DEFINITIONS. The definitions of "EBIT" and "EBITDA" in Section 1.01 are hereby modified in their entirety to read as follows:

                  "EBIT" means, for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) net income excluding therefrom the restructuring and other non-recurring charges of the Borrower incurred in the fiscal quarter ended September 30, 1997, and excluding therefrom the non-cash portion of the restructuring and other non-recurring charges of the Borrower incurred in the fiscal quarter ended September 30, 1998, (ii) interest expense, and (iii) taxes on income of the Borrower, and (iv) any extraordinary loss in such period minus (v) any extraordinary gain in such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

                  "EBITDA" means, for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) net income excluding therefrom the restructuring and other non-recurring charges of the Borrower incurred in the fiscal quarter ended September 30, 1997, and excluding therefrom the non-cash portion of the restructuring and other non-recurring charges of the Borrower incurred in the fiscal quarter ended September 30, 1998, (ii) interest expense, (iii) income tax expense of the Borrower, (iv) amortization expense of the Borrower, (v) depreciation of the Borrower and its Subsidiaries, and (vi) any extraordinary loss in such period minus (vii) any extraordinary gain in such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.



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         2. NEGATIVE COVENANTS. Sections 5.01 and 5.03 are hereby modified in their entirety to read as follows:

            5.01 NET WORTH. Permit Net Worth to be less than (i) as at the last day of each succeeding fiscal quarter of the Borrower and until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (A) the amount of $78,000,000.00 plus (B) 85% of the net income (with no reduction for net losses during any period) for the fiscal quarter of the Borrower ending on such day plus (C) 100% of the aggregate Net Proceeds of the issuance of equity securities or other capital investments.

            5.03 FIXED CHARGE COVERAGE RATIO. Permit the ratio of (a) the sum of EBITDA for any Four-Quarter Period plus Rents Expense for such Four-Quarter Period to (b) the sum of interest expense for such Four-Quarter Period plus Rents Expense for such Four-Quarter Period plus income tax expense for such Four-Quarter Period plus 20% of Funded Debt outstanding as of the last day of the applicable Four-Quarter Period to be less than 1.80 to 1.00 as of the last day of each Four-Quarter Period.

         3. SALE OF SUBSIDIARY. NationsBank hereby consents to the sale (the "Sale") by Borrower of the capital stock of Tiger Construction, Inc. ("Tiger"), and NationsBank agrees that upon consummation of the Sale Tiger will no longer be deemed a Subsidiary or one of the Subsidiaries of Borrower.


         4. REAFFIRMATION. Except as expressly modified herein, the Mortgage Loan Agreement is hereby reaffirmed in its entirety.



                                             PRECISION RESPONSE CORPORATION



                                             By: /s/ Joseph E. Gillis
                                                 -------------------------------
                                             Name: Joseph E. Gillis
                                                  ------------------------------
                                             Title: Vice President and Treasurer
                                                   -----------------------------


                                             NATIONSBANK, N.A



                                             By: /s/ Charles E. Porter
                                                 -------------------------------
                                                   Charles E. Porter
                                                   Senior Vice President




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Commonwealth of the Bahamas )
                            ) SS
Nassau                      )


         The foregoing instrument was acknowledged before me this 16th day of November, 1998 by Joseph E. Gillis, as Vice President and Treasurer of Precision Response Corporation, a Florida corporation, who [ ] is personally known to me or [X] has produced passport #042714108 as identification.


                                                      (Seal)


                                      /s/ Frederica G. McCartney
                                      -----------------------------------------
                                      Notary Public



                                      My commission expires: 31/12/98



Commonwealth of the Bahamas )
                            ) SS
Nassau                      )


         The foregoing instrument was acknowledged before me this 16th day of November, 1998 by Charles E. Porter, as Senior Vice President of NationsBank N.A., a national banking association, who [ ] is personally known to me or [X] has produced passport #0452785281 as identification.



                                                      (Seal)


                                      /s/ Frederica G. McCartney
                                      -----------------------------------------
                                      Notary Public



                                      My commission expires: 31/12/98





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